Loss per share	12 Months Ended
Dec. 31, 2023
Loss per share
Loss per share

17     Loss per share

The following table shows the calculation of basic and diluted loss per share:

	2023	2022

Net loss for the year	$28,569	$28,669
Weighted average number of common shares	21,182,558	20,829,861
Basic and diluted loss per share	$1.35	$1.38

The computation of diluted loss per share is equal to the basic loss per share due to the anti-dilutive effect of the share options, RSUs, DSUs and warrants. Of the 1,474,809 (2022 – 1,511,773) share options, 493,396 (2022 – 443,681) RSUs, 75,000 (2022 – 60,000) DSUs and nil (2022 – 772,270) warrants not included in the calculation of diluted loss per share for the year ended December 31, 2023, 1,218,581 (2022 – 1,771,243) were exercisable.